Exhibit 10.9

JANUS LIVING, INC.
2026 EQUITY PLAN
STOCK AWARD AGREEMENT

This Stock Award Agreement (this “Agreement”), dated as of [●] (the “Grant Date”), is made by and between Janus Living, Inc., a Maryland corporation (the “Corporation”), and [●] (the “Participant”).

WHEREAS, pursuant to the Janus Living, Inc. 2026 Equity Plan, as may amended and/or restated from time to time (the “Plan”), the Corporation hereby grants to the Participant, effective as of the date hereof, an award of shares of the Corporation’s Class A-1 Common Stock (the “Shares”) under the Plan, upon the terms and conditions set forth herein and in the Plan.

NOW THEREFORE, in consideration of services rendered and to be rendered by the Participant, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1.             Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

2.             Issuance of Shares. Pursuant to the Plan, the Corporation hereby issues to the Participant [ • ] fully vested Shares (the “Award”).

3.             Stock Award Subject to the Plan; Ownership and Transfer Restrictions.

(a)            The Award and the Shares issued hereunder are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

(b)            Without limiting the foregoing, the Award and the Shares issued pursuant thereto are subject to the restrictions on ownership and transfer set forth in the charter of the Corporation, as amended and supplemented from time to time.

4.             Conditions to Issuance of Shares. Shares issued pursuant to the Award will be issued out of the Corporation’s authorized but unissued Shares. Upon issuance, such Shares shall be fully paid and nonassessable. The Shares issued pursuant to this Agreement shall be held in book-entry form and no certificates shall be issued therefor. In addition to the other requirements set forth herein, the Shares issued pursuant to the Award shall be issued only upon the fulfillment of all of the following conditions:

(a)            The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b)            The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)            The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)            The lapse of such reasonable period of time as the Administrator may from time to time establish for reasons of administrative convenience; and

(e)            The receipt by the Corporation of full payment for any applicable withholding or other employment tax or required payments with respect to any such Shares to the Corporation with respect to the issuance or vesting of such Shares.

In the event that the Corporation delays the issuance of Shares pursuant to the Award because it reasonably determines that the issuance of such Shares will violate federal securities laws or other applicable law, such issuance shall be made at the earliest date at which the Corporation reasonably determines that the making of such issuance will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). The Corporation shall not delay any payment if such delay will result in a violation of Section 409A of the Code.

5.             Tax Withholding. The Corporation or other applicable entity shall have the authority and the right to deduct or withhold, or require the Participant to remit to such entity, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to the issuance of the Shares. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Corporation or other applicable entity may, or the Administrator may in its discretion allow the Participant to elect to have the Corporation or such entity, withhold Shares otherwise issuable under the Award (or otherwise reacquire Shares) having a fair market value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Shares which may be so withheld in order to satisfy the Participant’s income and payroll tax liabilities with respect thereto shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction.

6.             Remedies. The Participant shall be liable to the Corporation for all costs and damages, including incidental and consequential damages, resulting from a disposition of the Award or Shares which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Corporation shall be entitled to obtain specific performance of the obligations of the Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant will not urge as a defense that there is an adequate remedy at law.

7.             Restrictions on Public Sale by the Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the Shares, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the up to 180-day period (or such longer period as may be requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be)) beginning on, the date of the pricing of any public or private debt or equity securities offering by the Corporation (except as part of such offering), if and to the extent requested in writing by the Corporation in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Corporation, which consent may be given or withheld in the Corporation’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Corporation, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be).

8.             Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. In addition to the terms and conditions provided herein, the Administrator may require that the Participant make such covenants, agreements, and representations with respect to the Award and the Shares as the Administrator, in its sole discretion, deems advisable in order to comply with applicable laws, regulations, and/or requirements.

9.             No Right to Continued Service. Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by Healthpeak Properties, Inc. (”Healthpeak”) or any Subsidiary thereof or the Corporation or any Parent or Subsidiary thereof (any of the foregoing, an “Employer”), affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to any Employer, interferes in any way with the right of any Employer at any time to terminate such employment or services, or affects the right of any Employer to increase or decrease the Participant’s other compensation or benefits. Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.

10.           Miscellaneous.

(a)            Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, the Participant confirms that he or she has received access to a copy of the Plan and has had an opportunity to review the contents thereof.

(b)            Clawback. The Award and the Shares shall be subject to any recoupment, clawback or similar policy currently in effect or as may be adopted by the Corporation, as may be amended from time to time, including, without limitation, the Corporation’s Policy Regarding the Recoupment of Certain Compensation Payments.

(c)            Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Corporation.

(d)            Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event that the provisions of such other agreement conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(e)            Severability. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

(f)             Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(g)            Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including, without limitation, transfer by .pdf), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

(h)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts entered into and wholly to be performed within the State of Maryland by Maryland residents, without regard to any otherwise governing principles of conflicts of law that would choose the law of any state other than the State of Maryland.

(i)             Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the Participant’s last address reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section.

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The Participant’s acceptance of the Award through the electronic stock plan award recordkeeping system maintained by the CORPORATION or its designee constitutes the Participant’s agreement to the terms and conditions hereof, and that the Award is granted under and governed by the terms and conditions of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

JANUS LIVING, INC.,
a Maryland corporation

By:
Name:
Title:

The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

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